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                           SA Funds - Investment Trust

                         Supplement dated April 1, 2002

                      to Prospectus dated October 26, 2001

                         REMOVAL OF TRANSACTION FEE FOR

                       SA INTERNATIONAL SMALL COMPANY FUND

Effective immediately, the transaction fee of 0.675% previously charged on purchases of, and exchanges for, shares of SA International Small Company Fund has been eliminated. Therefore, the "Fees and Expenses" section found on pages 28 and 29 of the prospectus is hereby deleted and replaced with the following:

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of an SA Equity Fund. The Funds have no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy or sell through them.

SHAREHOLDER FEES (fees paid directly from your investment)
Annual Account Maintenance Fee (for accounts under $100,000) (1).........$100.00

ANNUAL FUND OPERATING EXPENSES (2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A % OF NET ASSETS)

                                                     U.S.           U.S.         U.S. SMALL         INTL.        INTL. SMALL
                                                    MARKET          HBTM           COMPANY          HBTM           COMPANY
                                                    FUND            FUND            FUND            FUND           FUND(5)

Management/Advisory Fees                            0.70%           0.92%           1.03%           1.03%           0.65%
Other Expenses (3)
   Shareholder Servicing Fees                       0.25%           0.25%           0.25%           0.25%           0.25%
   Other Operating Expenses                         0.92%           1.44%           2.04%           0.82%           2.14%
                                                    ----            ----            ----            ----            ----
   Total Other Expenses                             1.17%           1.69%           2.29%           1.07%           2.39%
                                                    ----            ----            ----            ----            ----
Total Annual Fund

   Operating Expenses                               1.87%           2.61%           3.32%           2.10%           3.04%
Fee Waiver and/or Expense Reimbursement
                                                   (0.95)%         (1.56)%         (2.07)%         (0.65)%         (1.76)%
                                                    ----            ----            ----            ----            ----
Net Expenses (4)                                    0.92%           1.05%           1.25%           1.45%           1.28%

(1) The Funds may deduct an annual maintenance fee of $100 from accounts with a value of less than $100,000. The account value is determined by aggregating accounts holding SA Funds. The Funds expect to value accounts on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee is payable to the Funds and is designed to offset in part the relatively higher costs of servicing smaller accounts. The Funds reserve the right to waive the fee.

(2) Annual Fund Operating Expenses are based on operating expenses incurred by the Fund for the fiscal year ended June 30, 2001, adjusted to reflect current fees.

(3) Other expenses include an administration fee paid to the adviser and all other ordinary operating expenses not listed above.

(4) The sub-adviser has contractually agreed to waive its sub-advisory fees for the period July 1, 2001 through June 30, 2002. In addition, the adviser has contractually agreed to waive its management fees


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     and/or to reimburse expenses to the extent necessary to limit each Fund's total operating expenses to the amounts shown in the above table. This agreement will remain in effect until August 15, 2002, at which time this agreement may be continued, modified or eliminated and the net expense will be adjusted as necessary. Pursuant to a separate fee waiver and/or reimbursement agreement, the net expenses of the Funds during the period up to July 15, 2009, will not exceed the following: U.S. Market Fund 1.08%, U.S. HBtM Fund 1.13%, U.S. Small Company Fund 1.28%, Int'l HBtM Fund 1.53% and Int'l Small Company Fund 1.28%. The adviser may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) the adviser must request reimbursement within three years from the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement and (3) the Fund must be able to make the reimbursement and still stay within the operating expense limitation.

(5) With respect to SA International Small Company Fund, the amounts set forth in the table reflect only those expenses incurred directly by the Fund. The expenses incurred by the Master Fund and the Underlying Funds are reflected in the valuation of the Fund's investment in the Master Fund. These expenses are not passed directly to the Fund or its shareholders, and therefore these expenses are not reflected in the table. For the fiscal year ended November 30, 2000, the total annual operating expenses of the Master Fund were 0.71%.

                                    EXCHANGES

The first paragraph in the "Exchanges" section found on page 35 of the prospectus is hereby deleted and replaced with the following:

EXCHANGES

There is no fee to exchange shares among SA Funds. However, because an exchange is treated as a redemption and a purchase, an investor could realize a taxable gain or loss on the transaction. The exchange privilege is not intended as a way to speculate on short-term movements in the markets.

                           SA U.S. SMALL COMPANY FUND

The name of the comparative index for which the average annual total return is set forth in the "Performance" section on page 20 of the prospectus is hereby corrected to read "Russell 2000 Index". The performance numbers remain unchanged.


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